EXHIBIT 99.2 Earnings Release Supplement First Quarter 2022

Citizens Community Bancorp, Inc. Table of Contents Cautionary Notes and Additional Disclosures COVID-19 Related Loan Deferrals Non-Owner Occupied CRE Owner Occupied CRE Multi-family Commercial & Industrial Loans Construction & Development Loans Agricultural Real Estate & Operating Loans Hotel Loans Restaurant Loans Campground Loans Credit Quality/Risk Rating Descriptions Loans by Risk Rating as of March 31, 2022 Loans by Risk Rating as of December 31, 2021 Loans by Risk Rating as of March 31, 2021 Allowance for Loan Losses Nonaccrual Loans Roll forward Other Real Estate Owned Roll forward Troubled Debt Restructurings in Accrual Status Acquired Loans – Non-Accretable Difference and Accretable Discount Tables Earnings Per Share Selected Capital Composition Highlights – Bank and Company Non-GAAP Financial Measures Reconciliation of GAAP Net Income and Net Income as Adjusted (non-GAAP) Key Financial Metrics Based on Net Income as Adjusted Reconciliation of Return on Average Assets as Adjusted (non-GAAP) Reconciliation of Return on Average Equity as Adjusted (non-GAAP) Page(s) 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 18 18 19 20 21 22 22 23 23 23 1

Cautionary Notes and Additional Disclosures DATES AND PERIODS PRESENTED In this earnings release financial supplement, unless otherwise noted, “20YY” refers to either the corresponding fiscal year-end date or the corresponding 12-months (i.e. fiscal year) then ended. “MMM-YY” refers to either the corresponding quarter-end date, or the corresponding three-month period then ended. CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS This earnings release financial supplement may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, descriptions of the financial condition, results of operations, asset and credit quality trends, profitability, projected earnings, future plans, strategies and expectations of Citizens Community Bancorp, Inc. (“CZWI” or the “Company”) and its subsidiary, Citizens Community Federal, National Association (“CCFBank”). The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of complying with those safe harbor provisions. Forward-looking statements, which are based on certain assumptions of the Company, are generally identifiable by use of the words “believe,” “expect,” “estimates,” “intend,” “anticipate,” “estimate,” “project,” “on pace,” “seek,” “target,” “potential,” “focus,” “may,” “preliminary,” “could,” “should” or similar expressions. These forward-looking statements express management’s current expectations or forecasts of future events, and by their nature, are subject to risks and uncertainties. Therefore, there are a number of factors that might cause actual results to differ materially from those in such statements. These uncertainties include conditions in the financial markets and economic conditions generally; adverse impacts to the Company or CCFBank arising from the COVID-19 pandemic; acts of terrorism and political or military actions by the United States or other governments; the possibility of a deterioration in the residential real estate markets; interest rate risk; lending risk; higher lending risks associated with our commercial and agricultural banking activities; the sufficiency of loan allowances; changes in the fair value or ratings downgrades of our securities; competitive pressures among depository and other financial institutions; disintermediation risk; our ability to maintain our reputation; our ability to maintain or increase our market share; our ability to realize the benefits of net deferred tax assets; our inability to obtain needed liquidity; our ability to raise capital needed to fund growth or meet regulatory requirements; our ability to attract and retain key personnel; our ability to keep pace with technological change; prevalence of fraud and other financial crimes; cybersecurity risks; the possibility that our internal controls and procedures could fail or be circumvented; our ability to successfully execute our acquisition growth strategy; risks posed by acquisitions and other expansion opportunities, including difficulties and delays in integrating the acquired business operations or fully realizing the cost savings and other benefits; restrictions on our ability to pay dividends; the potential volatility of our stock price; accounting standards for loan losses; legislative or regulatory changes or actions, or significant litigation, adversely affecting the Company or CCFBank; public company reporting obligations; changes in federal or state tax laws; and changes in accounting principles, policies or guidelines and their impact on financial performance. Stockholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Such uncertainties and other risks that may affect the Company's performance are discussed further in Part I, Item 1A, “Risk Factors,” in the Company’s Form 10-K, for the year ended December 31, 2021 filed with the Securities and Exchange Commission (“SEC”) on March 2, 2022, and the Company's subsequent filings with the SEC. The Company undertakes no obligation to make any revisions to the forward-looking statements contained herein or to update them to reflect events or circumstances occurring after the date hereof. NON-GAAP FINANCIAL MEASURES This earnings release financial supplement contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Non-GAAP financial measures referred to herein include net income as adjusted, return on average equity as adjusted, and return on average assets as adjusted. Reconciliations of all non-GAAP financial measures used herein to the comparable GAAP financial measures in the appendix at the end of this presentation. 2

COVID-19 Related Loan Deferrals Dollars in Thousands COVID‐19 Deferrals Balance Number of  Loans Commercial Deferrals Hotel Loans ‐$                    ‐  Other Commercial Loans ‐                   ‐  Total Commercial Deferrals ‐                   ‐  Residential Deferrals 389                  5  Consumer Deferrals ‐                     ‐  Total Deferrals 389$                                 5  March 31, 2022 3

Portfolio Fundamentals 62% 33% 4% Wisconsin Minnesota Other By Geography As of 3/31/22 • Typically well seasoned investors with multiple projects, track record of success and personal financial strength (net worth/Liquidity) • Maximum LTV =<80% with recourse to owners with >20% interest • Term of 5‐10 years with 20 to 25‐year amortizations depending on property type, markets and strength and liquidity of sponsors • Minimum DSC and/or Global DSC covenant required to monitor performance ranging from 1.15x‐1.25x • Conservative underwriting approach emphasizing actual results or market data • Appropriate use of SBA 504/7a for lower cash injection or special use projects Non – Owner Occupied CRE As of  3/31/22 As of  12/31/21 $466 $480 758 762 $615 $629 Approximate Weighted Average LTV 62% 62% 2.2x 2.2x Weighted Average Seasoning In Months 24 22 0.01% 0.00% Approximate Weighted Average DSCR Trailing 12 Month Net Charge‐Offs  Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands Portfolio Characteristics ‐ Non‐Owner Occupied CRE 23% 22% 11% 11% 11% 7% 5% 4% 2% 4% Hotel Investor Residential CRE ‐ Senior Living CRE ‐ Retail CRE ‐ Office CRE ‐ Warehouse/Mini Storage CRE ‐ Industrial/Manufacturing CRE ‐ Campground CRE ‐ Mixed Use Other Non – Owner  Occupied CRE As of 3/31/22 4

26% 18% 11% 10% 9% 8% 5% 13% CRE Campground CRE Restaurant CRE Retail CRE Industrial/Manufacturing CRE Warehouse/Mini Storage CRE Mixed Use CRE Office Other Owner  Occupied CRE As of 3/31/22 Portfolio Fundamentals 67%10% 23% Wisconsin Minnesota Other By Geography As of 3/31/22 • Underwritten to <80% LTV based on appraised value (<75% for Restaurant) • Term of 5‐10 years with 20‐year amortization • Recourse to owners with greater than 20% interest • DSC covenant of 1.25x on project and/or Global DSC of 1.15x • Appropriate use of SBA 504/7a for lower cash injection or special use projects • By Geography “Other” segment includes borrowers with warm climates, no income tax states Owner Occupied CRE As of  3/31/22 As of  12/31/21 $223  $219  426 426 $524  $514  Approximate Weighted Average LTV 50% 48% 2.2x 2.2x Weighted Average Seasoning In Months 30 29 0.00% 0.00% Approximate Weighted Average DSCR Trailing 12 Month Net Charge‐Offs  Portfolio Characteristics ‐ Owner Occupied CRE Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands 5

Portfolio Fundamentals 61% 38% 1% Wisconsin Minnesota Other By Geography As of 3/31/22 1% 40% 36% 9% 9% 5% 2022 2021 2020 2019 2018 Prior By Vintage As of 3/31/22 • Robust housing markets in Eau Claire and Mankato markets supported by student populations at state universities, technical colleges, and growing population and job markets • Multi‐family sponsors experienced owners with multi‐project portfolios • Typically underwritten to 75% LTV based on appraised value with recourse; metro markets and/or strong sponsors may warrant up to 80% LTV • Generally, term of 5‐10 years with 20 to 25‐year amortization (varies by new versus existing, size of market and sponsor strength) • Covenant for minimum DSC/Global DSC Multi-family As of  3/31/22 As of  12/31/21 $179 $178 113 111 $1.59 $1.61 68% 68% Approximate Weighted Average DSCR 1.7x 1.9x 20 17 0.00% 0.00% Approximate Weighted Average LTV Weighted Average Seasoning In Months Trailing 12 Month Net Charge‐Offs Portfolio Characteristics ‐ Multi‐family Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Millions 6

86% 13% 1% Wisconsin Minnesota Other By Geography As of 3/31/22 23% 11% 10% 9%6% 6% 6% 6% 5% 4% 3% 3% 3% 5% Manufacturing Transportation and Warehousing Finance and Insurance Wholesale Trade Real Estate, Rental and Leasing Public Admin Construction Retail Trade Agriculture Education Services Administrative Support Health Care Other Services Other Commercial &  Industrial As of 3/31/22 • Highly diversified, secured loan portfolio underwritten with recourse • Lines of credit reviewed annually and may have borrowing base certificates governing line usage • Fixed asset LTV’s based on age and type of equipment; <5‐year amortization • Use of SBA Guaranty Program (Preferred Lender or General Processing) as appropriate • “Retail Trade” segment consists of Farm Supply, Franchised Hardware, Franchised Auto Parts, Franchised and Non‐franchised Auto Dealers and Repair Shops, Convenience Stores/Gas Stations Commercial & Industrial Loans As of  3/31/22 As of  12/31/21 $121 $122 710 714 $170 $171 2.3x 5.3x 30 31 0.01% ‐0.05% Committed Line, if collateral 57 63 Approximate Weighted Average DSCR Weighted Average Seasoning In Months Trailing 12 Month Net Charge‐Offs  Portfolio Characteristics ‐ Commercial & Industrial Loan Balance In Millions Number of Loans Average Loan Size In Thousands Portfolio Fundamentals 7

Portfolio Fundamentals 24% 23% 8% 8% 7% 6% 4% 4% 16% Commercial 1‐4 Family Construction CRE Multi‐family CRE Campground CRE Warehouse/Mini Storage CRE Retail CRE Senior Living Land Hospitality Other Commercial &  Development As of 3/31/22 38% 26% 13% 10% 6% 5% 2% Wisconsin Minnesota South Dakota Iowa Florida Michigan Other By Geography As of 3/31/22 • Underwritten to 75‐80% LTV based on lesser of cost or appraised value with full recourse • Interest only typically up to 18 months (depending on project complexity and seasonal timing) followed by amortization of 15‐25 years (terms vary by property type) • Borrower equity contribution of cash/land value =>15% injected at the beginning of project (cash/land contribution) • Construction loans require 3rd party inspections and title company draws after balancing to sworn construction statement • 1‐4 residential construction centered in eastern Twin Cities and Northwest Wisconsin.  Generally, 80% LTC /60%‐80% of AV. Spec building capped. Progress reporting monthly by individual home Construction & Development Loans As of  3/31/22 As of  12/31/21 Loan Balance Outstanding In Millions $88  $80  Number of Loans 128 130 Average Loan Size In Thousands $687  $612  Approximate Weighted Average LTV 60% 80% Trailing 12 Month Net Charge‐Offs 0.00% 0.00% Percent Utilized of Commitments 43% 44% Portfolio Characteristics ‐ Construction & Development 8

38% 23% 23% 16% Crop Dairy Other Farming Other Agricultural As of 3/31/22 Portfolio Fundamentals 69% 28% 3% Wisconsin Minnesota Other By Geography As of 3/31/22 • Producers required to have marketing plans to mitigate volatility of commodities • Appropriate crop/revenue insurance and/or dairy margin protection required • Maximum ag RE LTV of less than 65%; equipment LTV of less than 75% • Appropriate structuring to separate crop production cycles and to match length of loan with asset financed • Use of Farmer Mac, FSA, SBA or USDA programs to address DSC, collateral margins or working capital Agricultural Real Estate & Operating Loans As of   3/31/22 As of   12/31/21 $104 $110 546 564 $191 $195 1.9x 1.8x 32 31 ‐0.03% 0.16% Approximate Weighted Average DSCR Weighted Average Seasoning  In Months Trailing 12 Month Net Charge‐Offs  Portfolio Characteristics ‐ Agricultural Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands 9

70% 25% 5% Limited Service Full Service Other Hotels As of 3/31/22 Portfolio Fundamentals 46% 40% 14% Minnesota Wisconsin Illinois By Geography As of 3/31/22 • Mainly experienced multi project hoteliers and guarantors with strong personal financial statements (net worth and liquidity) • Mainly flagged properties • Underwriting consistent with management's conservative approach to Investor CRE, emphasizing actual results in underwriting Hotel Loans As of  3/31/22 As of  12/31/21 $96  $119  32 33 $3.0  $3.6  58% 57% 2.5x 2.3x 0.00% 0.00%Trailing 12 Month Net Charge Offs Number of Loans Approximate DSCR ‐ Non‐Construction Portfolio Characteristics ‐ Hotels Loan Balance Outstanding In Millions  Average Loan Size In Millions Approximate Weighted Average LTV 10

65% 13% 7% 4% 3% 8% Culver's ‐ Limited Service Restaurants Other National Limited Services Drinking Establishments Bowling Centers Other Restaurants As of 3/31/22 Portfolio Fundamentals 68% 16% 17% Wisconsin Minnesota Other By Geography As of 3/31/22 • Experienced developers/operators of national Limited /Quick Service brands (Culver’s, Subway, Dairy Queen, McDonalds, Jimmy John’s, A&W) • Underwritten to =<80% LTV with full recourse (depending on sponsor history); 20‐year amortization with 5 to 10‐year terms • Use of SBA Guaranty Program (Preferred Lender or General Processing) as appropriate • Drinking establishments may have other collateral pledged and tend to be in smaller communities in our footprint • Lessors of RE include investor and owner‐occupied structure Restaurant Loans As of  3/31/22 As of  12/31/21 $47  $47  80 76 $592  $622  56% 54% 3.6x 3.6x 0.00% 0.00% Portfolio Characteristics ‐ Restaurants Approximate Weighted Average DSCR Trailing 12 Month Net Charge‐Offs  Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands Approximate Weighted Average LTV 11

1% 35% 35% 12% 5% 4% 8% 2022 2021 2020 2019 2017 2016 Prior By Vintage As of 3/31/22 Portfolio Fundamentals 31% 13% 13% 10% 7% 7% 5% 5% 9% Wisconsin Maryland Ohio Pennsylvania Kentucky Utah Iowa New Jersey Other By Geography As of 3/31/22 • Experienced multi‐unit operators and owner‐occupied franchised campgrounds (typically Jellystone Park) • Grounds offer a mix of camping, RV and cabin options with recreational amenities • Park locations within reasonable proximity of metropolitan areas and/or near national and state parks • Underwritten with recourse generally with 5‐10 year terms and 20 year amortization • Use of SBA 7a and 504, or other government guaranteed loan programs as appropriate • 20+ years of history through CCF acquisition with no charge‐off history Campground Loans As of  3/31/22 As of  12/31/21 $76  $74  47 48 $1.6  $1.5  40% 44% 1.7x 1.8x 0.00% 0.00% Portfolio Characteristics ‐ Campgrounds Approximate Weighted Average DSCR Trailing 12 Month Net Charge‐Offs  Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Millions Approximate Weighted Average LTV 12

Credit Quality/Risk Ratings: Management utilizes a numeric risk rating system to identify and quantify the Bank’s risk of loss within its loan portfolio. Ratings are initially assigned prior to funding the loan, and may be changed at any time as circumstances warrant. Ratings range from the highest to lowest quality based on factors that include measurements of ability to pay, collateral type and value, borrower stability and management experience. The Bank’s loan portfolio is presented below in accordance with the risk rating framework that has been commonly adopted by the federal banking agencies. The definitions of the various risk rating categories are as follows: 1 through 4 - Pass. A “Pass” loan means that the condition of the borrower and the performance of the loan is satisfactory or better. 5 - Watch. A “Watch” loan has clearly identifiable developing weaknesses that deserve additional attention from management. Weaknesses that are not corrected or mitigated, may jeopardize the ability of the borrower to repay the loan in the future. 6 - Special Mention. A “Special Mention” loan has one or more potential weakness that deserve management’s close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the loan or in the institution’s credit position in the future. 7 - Substandard. A “Substandard” loan is inadequately protected by the current net worth and paying capacity of the obligor or the collateral pledged, if any. Assets classified as substandard must have a well-defined weakness, or weaknesses, that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the Bank will sustain some loss if the deficiencies are not corrected. 8 - Doubtful. A “Doubtful” loan has all the weaknesses inherent in a Substandard loan with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions and values, highly questionable and improbable. 9 - Loss. Loans classified as “Loss” are considered uncollectible, and their continuance as bankable assets is not warranted. This classification does not mean that the loan has absolutely no recovery or salvage value, and a partial recovery may occur in the future. 13

Below is a breakdown of loans by risk rating as of March 31, 2022: 1 to 5 6 7 8 9 TOTAL Originated Loans: Commercial/Agricultural real estate: Commercial real estate $ 569,560 $ 659 $ 5,070 $ — $ — $ 575,289 Agricultural real estate 50,111 784 1,788 — — 52,683 Multi-family real estate 175,186 285 — — — 175,471 Construction and land development 86,869 — 128 — — 86,997 C&I/Agricultural operating: Commercial and industrial 108,370 48 4 — — 108,422 Agricultural operating 18,792 68 5,160 — — 24,020 Residential mortgage: Residential mortgage 57,145 — 2,730 — — 59,875 Purchased HELOC loans 3,487 — — — — 3,487 Consumer installment: Originated indirect paper 14,396 — 112 — — 14,508 Other consumer 7,772 — 70 — — 7,842 Originated loans before SBA PPP loans $ 1,091,688 $ 1,844 $ 15,062 $ — $ — $ 1,108,594 SBA PPP loans 2,071 — — — — 2,071 Total originated loans $ 1,093,759 $ 1,844 $ 15,062 $ — $ — $ 1,110,665 Acquired Loans: Commercial/Agricultural real estate: Commercial real estate $ 111,371 $ — $ 3,114 $ — $ — $ 114,485 Agricultural real estate 18,424 — 4,609 — — 23,033 Multi-family real estate 4,016 — — — — 4,016 Construction and land development 729 — 154 — — 883 C&I/Agricultural operating: Commercial and industrial 12,342 5 253 — — 12,600 Agricultural operating 4,501 — 236 — — 4,737 Residential mortgage: Residential mortgage 23,507 — 1,391 — — 24,898 Consumer installment: Other consumer 346 — 3 — — 349 Total acquired loans $ 175,236 $ 5 $ 9,760 $ — $ — $ 185,001 Total Loans: Commercial/Agricultural real estate: Commercial real estate $ 680,931 $ 659 $ 8,184 $ — $ — $ 689,774 Agricultural real estate 68,535 784 6,397 — — 75,716 Multi-family real estate 179,202 285 — — — 179,487 Construction and land development 87,598 — 282 — — 87,880 C&I/Agricultural operating: Commercial and industrial 120,712 53 257 — — 121,022 Agricultural operating 23,293 68 5,396 — — 28,757 Residential mortgage: Residential mortgage 80,652 — 4,121 — — 84,773 Purchased HELOC loans 3,487 — — — — 3,487 Consumer installment: Originated indirect paper 14,396 — 112 — — 14,508 Other consumer 8,118 — 73 — — 8,191 Gross Loans Before SBA PPP Loans $ 1,266,924 $ 1,849 $ 24,822 $ — $ — $ 1,293,595 SBA PPP loans 2,071 — — — — 2,071 Gross loans $ 1,268,995 $ 1,849 $ 24,822 $ — $ — $ 1,295,666 Less: Unearned net deferred fees and costs and loans in process (2,223) Unamortized discount on acquired loans (3,267) Allowance for loan losses (16,818) Loans receivable, net $ 1,273,358 14

Below is a breakdown of loans by risk rating as of December 31, 2021: 1 to 5 6 7 8 9 TOTAL Originated Loans: Commercial/Agricultural real estate: Commercial real estate $ 572,724 $ 667 $ 5,004 $ — $ — $ 578,395 Agricultural real estate 50,834 1,267 271 — — 52,372 Multi-family real estate 173,760 290 — — — 174,050 Construction and land development 75,146 — 3,467 — — 78,613 C&I/Agricultural operating: Commercial and industrial 107,798 57 82 — — 107,937 Agricultural operating 23,935 764 1,503 — — 26,202 Residential mortgage: Residential mortgage 60,754 — 3,101 — — 63,855 Purchased HELOC loans 3,706 — 165 — — 3,871 Consumer installment: Originated indirect paper 15,818 — 153 — — 15,971 Other consumer 8,404 — 69 — — 8,473 Originated loans before SBA PPP loans $ 1,092,879 $ 3,045 $ 13,815 $ — $ — $ 1,109,739 SBA PPP loans 8,755 — — — — 8,755 Total originated loans $ 1,101,634 $ 3,045 $ 13,815 $ — $ — $ 1,118,494 Acquired Loans: Commercial/Agricultural real estate: Commercial real estate $ 116,839 $ 1,314 $ 1,917 $ — $ — $ 120,070 Agricultural real estate 21,051 — 5,072 — — 26,123 Multi-family real estate 4,299 — — — — 4,299 Construction and land development 735 172 — — — 907 C&I/Agricultural operating: Commercial and industrial 13,931 5 294 — — 14,230 Agricultural operating 4,936 — 450 — — 5,386 Residential mortgage: Residential mortgage 25,869 — 1,266 — — 27,135 Consumer installment: Other consumer 398 — 3 — — 401 Total acquired loans $ 188,058 $ 1,491 $ 9,002 $ — $ — $ 198,551 Total Loans: Commercial/Agricultural real estate: Commercial real estate $ 689,563 $ 1,981 $ 6,921 $ — $ — $ 698,465 Agricultural real estate 71,885 1,267 5,343 — — 78,495 Multi-family real estate 178,059 290 — — — 178,349 Construction and land development 75,881 172 3,467 — — 79,520 C&I/Agricultural operating: Commercial and industrial 121,729 62 376 — — 122,167 Agricultural operating 28,871 764 1,953 — — 31,588 Residential mortgage: Residential mortgage 86,623 — 4,367 — — 90,990 Purchased HELOC loans 3,706 — 165 — — 3,871 Consumer installment: Originated indirect paper 15,818 — 153 — — 15,971 Other consumer 8,802 — 72 — — 8,874 Gross Loans Before SBA PPP Loans $ 1,280,937 $ 4,536 $ 22,817 $ — $ — $ 1,308,290 SBA PPP loans 8,755 — — — — 8,755 Gross loans $ 1,289,692 $ 4,536 $ 22,817 $ — $ — $ 1,317,045 Less: Unearned net deferred fees and costs and loans in process (2,482) Unamortized discount on acquired loans (3,600) Allowance for loan losses (16,913) Loans receivable, net $ 1,294,050 15

Below is a breakdown of loans by risk rating as of March 31, 2021: 1 to 5 6 7 8 9 TOTAL Originated Loans: Commercial/Agricultural real estate: Commercial real estate $ 363,758 $ 764 $ 1,081 $ — $ — $ 365,603 Agricultural real estate 36,439 522 1,179 — — 38,140 Multi-family real estate 111,199 304 — — — 111,503 Construction and land development 80,458 — 3,478 — — 83,936 C&I/Agricultural operating: Commercial and industrial 72,355 317 4,021 — — 76,693 Agricultural operating 20,003 1,045 101 — — 21,149 Residential mortgage: Residential mortgage 78,764 — 3,521 — — 82,285 Purchased HELOC loans 5,057 — 234 — — 5,291 Consumer installment: Originated indirect paper 23,024 — 162 — — 23,186 Other consumer 10,906 — 45 — — 10,951 Originated loans before SBA PPP loans $ 801,963 $ 2,952 $ 13,822 $ — $ — $ 818,737 SBA PPP loans 118,931 — — — — 118,931 Total originated loans $ 920,894 $ 2,952 $ 13,822 $ — $ — $ 937,668 Acquired Loans: Commercial/Agricultural real estate: Commercial real estate $ 135,059 $ 10,494 $ 4,033 $ — $ — $ 149,586 Agricultural real estate 27,041 — 5,386 — — 32,427 Multi-family real estate 7,485 — — — — 7,485 Construction and land development 6,553 204 39 — — 6,796 C&I/Agricultural operating: Commercial and industrial 18,865 9 366 — — 19,240 Agricultural operating 6,754 — 347 — — 7,101 Residential mortgage: Residential mortgage 37,982 — 2,064 — — 40,046 Consumer installment: Other consumer 906 — 7 — — 913 Total acquired loans $ 240,645 $ 10,707 $ 12,242 $ — $ — $ 263,594 Total Loans: Commercial/Agricultural real estate: Commercial real estate $ 498,817 $ 11,258 $ 5,114 $ — $ — $ 515,189 Agricultural real estate 63,480 522 6,565 — — 70,567 Multi-family real estate 118,684 304 — — — 118,988 Construction and land development 87,011 204 3,517 — — 90,732 C&I/Agricultural operating: Commercial and industrial 91,220 326 4,387 — — 95,933 Agricultural operating 26,757 1,045 448 — — 28,250 Residential mortgage: Residential mortgage 116,746 — 5,585 — — 122,331 Purchased HELOC loans 5,057 — 234 — — 5,291 Consumer installment: Originated indirect paper 23,024 — 162 — — 23,186 Other consumer 11,812 — 52 — — 11,864 Gross Loans Before SBA PPP Loans $ 1,042,608 $ 13,659 $ 26,064 $ — $ — $ 1,082,331 SBA PPP loans 118,931 — — — — 118,931 Gross loans $ 1,161,539 $ 13,659 $ 26,064 $ — $ — $ 1,201,262 Less: Unearned net deferred fees and costs and loans in process (4,487) Unamortized discount on acquired loans (4,649) Allowance for loan losses (16,860) Loans receivable, net $ 1,175,266 16

Allowance for Loan Losses (in thousand, except ratios) March 31, 2022 and Three Months Ended December 31, 2021 and Three Months Ended March 31, 2021 and Three Months Ended Allowance for loan losses (“ALL”), at beginning of period $ 16,913 $ 16,832 $ 17,043 Loans charged off: Commercial/Agricultural real estate (35) — (200) C&I/Agricultural operating (63) — — Residential mortgage (12) — — Consumer installment (9) (5) (25) Total loans charged off (119) (5) (225) Recoveries of loans previously charged off: Commercial/Agricultural real estate 3 18 5 C&I/Agricultural operating 10 62 15 Residential mortgage 1 1 8 Consumer installment 10 5 14 Total recoveries of loans previously charged off: 24 86 42 Net loans charged off (“NCOs”) (95) 81 (183) Additions to ALL via provision for loan losses charged to operations — — — ALL, at end of period $ 16,818 $ 16,913 $ 16,860 Average outstanding loan balance $ 1,304,141 $ 1,271,956 $ 1,213,562 Ratios: NCOs (annualized) to average loans 0.03% (0.03) % 0.06% 17

Nonaccrual Loans Roll forward (in thousands) Quarter Ended March 31, 2022 December 31, 2021 September 30, 2021 June 30, 2021 March 31, 2021 Balance, beginning of period $ 11,665 $ 11,706 $ 8,075 $ 8,678 $ 10,747 Additions 720 428 4,859 863 430 Acquired nonaccrual loans — — — — — Charge offs (15) (1) (24) (58) (205) Transfers to OREO — (19) — — (45) Return to accrual status (51) (30) — (696) (291) Payments received (461) (422) (1,202) (712) (1,935) Other, net — 3 (2) — (23) Balance, end of period $ 11,858 $ 11,665 $ 11,706 $ 8,075 $ 8,678 Other Real Estate Owned Roll forward (in thousands) Quarter Ended March 31, 2022 December 31, 2021 September 30, 2021 June 30, 2021 March 31, 2021 Balance, beginning of period $ 1,406 $ 2 $ 129 $ 57 $ 156 Loans transferred in — 46 — — 45 Branch properties transferred in — 1,360 — 79 — Sales (45) — (124) (5) (142) Write-downs — — — — — Other, net (1) (2) (3) (2) (2) Balance, end of period $ 1,360 $ 1,406 $ 2 $ 129 $ 57 Troubled Debt Restructurings in Accrual Status (in thousands, except number of modifications) March 31, 2022 December 31, 2021 September 30, 2021 March 31, 2021 Number of Modifications Recorded Investment Number of Modifications Recorded Investment Number of Modifications Recorded Investment Number of Modifications Recorded Investment Troubled debt restructurings: Accrual Status Commercial/Agricultural real estate 10 $ 2,085 11 $ 4,618 12 $ 4,711 14 $ 4,472 C&I/Agricultural Operating 2 608 3 649 4 3,685 5 4,042 Residential mortgage 35 2,924 36 2,681 39 2,925 44 3,195 Consumer installment 5 28 6 36 6 44 8 43 Total loans 52 $ 5,645 56 $ 7,984 61 $ 11,365 71 $ 11,752 18

Acquired loans represent much of the reduction in non-performing loans and classified loans. The table below shows the changes in the Bank’s non-accretable difference on purchased credit impaired loans. The second table below shows the changes in the Bank’s accretable loan discount which was established at each acquisition. The Bank has transferred the non-accretable difference on purchased credit impaired loans to accretable discount as collateral coverage improved sufficiently, due to a combination of principal paydowns and/or improving collateral positions. This transferred non-accretable difference to accretable discount is accreted over the remaining maturity of the loan or until payoff, whichever is shorter. Non-accretable difference: (in thousands) March 31, 2022 December 31, 2021 September 30, 2021 June 30, 2021 March 31, 2021 Non-accretable difference, beginning of period $ 653 $ 686 $ 823 $ 966 $ 1,087 Additions to non-accretable difference for acquired purchased credit impaired loans — — — — — Non-accretable difference realized as interest from payoffs of purchased credit impaired loans (26) (2) (8) (37) (58) Transfers from non-accretable difference to accretable discount (86) (31) (129) (106) (63) Non-accretable difference used to reduce loan principal balance (32) — — — — Non-accretable difference, end of period $ 509 $ 653 $ 686 $ 823 $ 966 The table below provides the changes in accretable discount for acquired loans. Accretable discount: (in thousands) March 31, 2022 December 31, 2021 September 30, 2021 June 30, 2021 March 31, 2021 Accretable discount, beginning of period $ 2,947 $ 3,380 $ 3,524 $ 3,683 $ 3,976 Additions to accretable discount for acquired performing loans — — — — — Accelerated accretion from payoff of certain purchased credit impaired loans with transferred non-accretable difference (11) (200) (12) — (90) Transfers from non-accretable difference to accretable discount 86 31 129 106 63 Scheduled accretion (264) (264) (261) (265) (266) Accretable discount, end of period $ 2,758 $ 2,947 $ 3,380 $ 3,524 $ 3,683 19

On November 30, 2020, the Board of Directors adopted a share repurchase program, pursuant to which Citizens Community Bancorp, Inc. was authorized to repurchase 557 thousand shares of its common stock, or approximately 5% of the outstanding shares on that date. Repurchases made during the quarter ended September 30, 2021, used all remaining shares authorized under this share repurchase program. On July 23, 2021, the Board of Directors adopted a new share repurchase program, pursuant to which Citizens Community Bancorp, Inc. is authorized to repurchase 532,962 shares of its common stock, or approximately 5% of the outstanding shares on that date. Under this new share repurchase program, approximately 18 thousand shares, were repurchased during the quarter ended March 31, 2022. As of March 31, 2022, there were 10.5 million shares outstanding and an additional 354 thousand shares could be repurchased under the program. Earnings Per Share (Amounts in thousands, except per share data) Three Months Ended March 31, 2022 December 31, 2021 March 31, 2021 Basic Net income attributable to common shareholders $ 4,706 $ 6,057 $ 5,506 Weighted average common shares outstanding 10,527 10,503 10,980 Basic earnings per share $ 0.45 $ 0.58 $ 0.50 Diluted Net income attributable to common shareholders $ 4,706 $ 6,057 $ 5,506 Weighted average common shares outstanding 10,527 10,503 10,980 Add: Dilutive stock options outstanding 14 13 6 Average shares and dilutive potential common shares 10,541 10,516 10,986 Diluted earnings per share $ 0.45 $ 0.58 $ 0.50 Common stock issued and outstanding 10,527 10,502 10,894 20

CITIZENS COMMUNITY FEDERAL N.A. Selected Capital Composition Highlights March 31, 2022 (unaudited) December 31, 2021 (audited) September 30, 2021 (unaudited) March 31, 2021 (unaudited) To Be Well Capitalized Under Prompt Corrective Action Provisions Tier 1 leverage ratio (to adjusted total assets) 11.1% 10.0% 9.6% 9.8% 5.0% Tier 1 capital (to risk weighted assets) 13.7% 12.2% 12.4% 14.3% 8.0% Common equity tier 1 capital (to risk weighted assets) 13.7% 12.2% 12.4% 14.3% 6.5% Total capital (to risk weighted assets) 14.9% 13.4% 13.6% 15.5% 10.0% CITIZENS COMMUNITY BANCORP, INC. Selected Capital Composition Highlights March 31, 2022 (unaudited) December 31, 2021 (audited) September 30, 2021 (unaudited) March 31, 2021 (unaudited) For Capital Adequacy Purposes Tier 1 leverage ratio (to adjusted total assets) 8.0% 7.9% 7.6% 7.5% 4.0% Tier 1 capital (to risk weighted assets) 9.9% 9.7% 9.7% 11.0% 6.0% Common equity tier 1 capital (to risk weighted assets) 9.9% 9.7% 9.7% 11.0% 4.5% Total capital (to risk weighted assets) 15.8% 13.1% 13.2% 14.9% 8.0% 21

Non-GAAP Financial Measures This earnings supplement contains non-GAAP financial measures, such as net income as adjusted and net income as adjusted per share, which management believes may be helpful in understanding the Company’s results of operations or financial position and comparing results over different periods. Net income as adjusted and net income as adjusted per share are non-GAAP measures that eliminate the impact of certain expenses such as acquisition and branch closure costs and related data processing termination fees, legal costs, severance pay, accelerated depreciation expense and lease termination fees, the gain on sale of branch deposits and fixed assets and the net impact of the Tax Cuts and Jobs Act of 2017, which management believes enhances investors’ ability to better understand the underlying business performance and trends related to core business activities. Merger related charges represent expenses to either satisfy contractual obligations of acquired entities without any useful benefit to the Company or to convert and consolidate customer records onto the Company platforms. These costs are unique to each transaction based on the contracts in existence at the merger date. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in this earnings supplement. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other banks and financial institutions. Reconciliation of GAAP Net Income and Net Income as Adjusted (non-GAAP) (in thousands, except per share data) Three Months Ended Twelve Months Ended March 31, 2022 December 31, 2021 March 31, 2021 December 31, 2021 GAAP pretax income $ 6,212 $ 8,266 $ 7,451 $ 28,959 FHLB borrowings prepayment fee (1) — — 102 102 Pretax income as adjusted (2) 6,212 8,266 7,553 29,061 Provision for income tax on net income as adjusted (3) 1,506 2,209 1,971 7,722 Net income as adjusted (non-GAAP) (2) $ 4,706 $ 6,057 $ 5,582 $ 21,339 GAAP diluted earnings per share, net of tax $ 0.45 $ 0.58 $ 0.50 $ 1.98 FHLB borrowings prepayment fee — — 0.01 0.01 Diluted earnings per share, as adjusted, net of tax (non-GAAP) $ 0.45 $ 0.58 $ 0.51 $ 1.99 Average diluted shares outstanding 10,541,306 10,516,130 10,985,994 10,726,539 (1) FHLB borrowings prepayment fee resulted from the early termination of $8 million in FHLB borrowings at a weighted average rate of 2.19% and weighted average maturity of 8.75 months included in other non-interest expense in the consolidated statement of operations. (2) Net income as adjusted is a non-GAAP measure that management believes enhances the market’s ability to assess the underlying business performance and trends related to core business activities. (3) Provision for income tax on net income as adjusted is calculated at our effective tax rate for each respective period presented. 22

The following table reports key financial metric ratios based on a net income as adjusted basis: Three Months Ended March 31, 2022 December 31, 2021 March 31, 2021 Ratios based on net income as adjusted (non- GAAP): Return on average assets as adjusted2 (annualized) 1.09% 1.37% 1.35 % Return on average equity as adjusted3 (annualized) 11.38% 14.29% 14.16 % Reconciliation of Return on Average Assets as Adjusted (non-GAAP) (in thousands, except ratios) Three Months Ended March 31, 2022 December 31, 2021 March 31, 2021 GAAP earnings after income taxes $ 4,706 $ 6,057 $ 5,506 Net income as adjusted after income taxes (non- GAAP) (1) $ 4,706 $ 6,057 $ 5,582 Average assets $ 1,750,114 $ 1,751,609 $ 1,682,064 Return on average assets (annualized) 1.09% 1.37% 1.33 % Return on average assets as adjusted (non-GAAP) (annualized) 1.09% 1.37% 1.35% (1) See Reconciliation of GAAP Net Income and Net Income as Adjusted (non-GAAP) Reconciliation of Return on Average Equity as Adjusted (non-GAAP) (in thousands, except ratios) Three Months Ended March 31, 2022 December 31, 2021 March 31, 2021 GAAP earnings after income taxes $ 4,706 $ 6,057 $ 5,506 Net income as adjusted after income taxes (non- GAAP) (1) $ 4,706 $ 6,057 $ 5,582 Average equity $ 167,746 $ 168,165 $ 159,881 Return on average equity (annualized) 11.38% 14.29% 13.97 % Return on average equity as adjusted (non-GAAP) (annualized) 11.38% 14.29% 14.16% (1) See Reconciliation of GAAP Net Income and Net Income as Adjusted (non-GAAP) 1Net income as adjusted and net income as adjusted per share are non-GAAP financial measures that management believes enhances investors’ ability to better understand the underlying business performance and trends related to core business activities. For a detailed reconciliation of GAAP to non-GAAP results, see the accompanying financial table “Reconciliation of GAAP Net Income and Net Income as Adjusted (non-GAAP)”. 2Return on average assets as adjusted is a non-GAAP measure that management believes enhances investors’ ability to better understand the underlying business performance and trends relative to average assets. For a detailed reconciliation of GAAP to non-GAAP results, see the accompanying financial table “Reconciliation of Return on Average Assets as Adjusted (non-GAAP)”. 3Return on average equity as adjusted is a non-GAAP measure that management believes enhances investors’ ability to better understand the underlying business performance and trends relative to average equity. For a detailed reconciliation of GAAP to non-GAAP results, see the accompanying financial table “Reconciliation of Return on Average Equity as Adjusted (non-GAAP)”. 23